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                                                                    Exhibit 99.4

                                                                  EXECUTION COPY


                           MORTGAGE LOAN PURCHASE AGREEMENT
                           --------------------------------

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of August 21, 1998, between Lehman Brothers Holdings Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc., as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans or interests therein (the "Mortgage Loans") identified on the schedule annexed hereto as EXHIBIT A (the "Mortgage Loan Schedule"). It is hereby acknowledged and agreed that certain of the Mortgage Loans (the "Pass Through Loans") are, in each such case, subject to a pass through trust agreement (a "Pass Through Trust Agreement") and represented by a pass-through certificate (a "Loan Certificate").

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, Moody's Investors Service, Inc. and FITCH IBCA Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), LaSalle National Bank as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell certain of the Certificates to Lehman Brothers Inc. and Deutsche Bank Securities Inc. (together, the "Underwriters") pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the remaining Certificates (the "Non-Registered Certificates") to Lehman Brothers Inc. (the "Initial Purchaser"), pursuant to a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement").



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     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1.     AGREEMENT TO PURCHASE.

     The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 27, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in August 1998. As of the close of business on their respective Cut-off Dates, the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $1,367,070,323, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined and paid to the Seller in accordance with a term sheet (the "Allocation Agreement") that has been agreed to by the Mortgage Loan Sellers and the Purchaser.

     SECTION 2.     CONVEYANCE OF MORTGAGE LOANS.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to each Mortgage Loan after the Cut-Off Date for such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to each Mortgage Loan. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on each Mortgage Loan after the Cut-Off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due on each Mortgage Loan on or before the Cut-off Date for such Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on EXHIBIT B hereto) for each Mortgage Loan so assigned. It is further acknowledged and agreed by the Seller that the Purchaser intends to cause the Trustee to perform a limited review of such Mortgage Files to enable the Trustee to confirm to the Purchaser on or before the Closing Date that the Mortgage Note referred to in clause (i) of EXHIBIT B has been delivered by the Seller with respect to each such Mortgage File. In


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the event Seller fails to so deliver each such Mortgage File to the Trustee, the
Purchaser and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law. If the Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in subclauses (ii), (iv), (viii),
(xi)(A) and (xii) of clause (a) of EXHIBIT B, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy). If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in subclause (ix) of subclause (a) of EXHIBIT B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in clause (a) of EXHIBIT B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. Also notwithstanding the foregoing, the Mortgage File for any Pass Through Loan will consist solely of the related Loan Certificate; and, if more than one Pass Through Loan is


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subject to the same Pass Through Trust Agreement, the Seller may, to the extent appropriate, deliver to the Trustee one Loan Certificate covering all such Mortgage Loans. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

     (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (a) (iii) and (a) (v) of EXHIBIT B and each UCC-2 and UCC-3, if any, referred to in clause (a) (xi)(B) of EXHIBIT B and the re-registration or assignment of the Loan Certificates, if any, referred to in clause (b) of EXHIBIT B; provided that the Seller shall not be responsible for actually recording, filing or re-registering any such document or instrument.
If any such document or instrument is lost or returned unrecorded, unfiled or not re-registered, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording, filing or re-registration, as appropriate, at the Seller's expense.

     (d) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with EXHIBIT B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (e) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

     (f) The Seller further hereby covenants and agrees that with respect to each of the Pass Through Loans, the Seller will promptly, but no later than 90 days after the Closing Date, take all reasonable steps necessary to amend the related Pass Through Trust Agreement to effect a direct ownership interest in each such Mortgage Loans by the Trustee and to dissolve the Pass Through Trust Agreement in its entirety. In the event any Pass Through Agreement is not so amended, the Seller hereby agrees and covenants to take all reasonable steps necessary to modify such Pass Through Agreement to the fullest extent reasonably practicable to effectuate the servicing and administration by the


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Trustee and the Master Servicer of each of the Pass Through Loans in a manner similar to the Mortgage Loans not subject to any Pass Through Agreement.

     SECTION 3.  EXAMINATION OF MORTGAGE LOAN FILES AND DUE DILIGENCE REVIEW.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

     SECTION 4.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

     (a) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in EXHIBIT C, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against


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     the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchaser, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) Neither the Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
     (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act,


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     in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or any substantial number thereof.

          (ix) Insofar as it relates to the Mortgage Loans, the information set forth on pages A-1-21 through A-1-28, inclusive, of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of the Prospectus Supplement--The Mortgage Asset Pool", "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Asset Pool", set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in EXHIBIT C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.


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     SECTION 5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

     The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective



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     affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6.  REPURCHASES.

     (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 4(a) and set forth in EXHIBIT C (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted until the second anniversary of the Closing Date to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date; provided that in the event of any such Breach with respect to the representation and warranty set forth at clause (v) of EXHIBIT C or in the last sentence of clause (vi) of EXHIBIT C, which Breach cannot be corrected or cured in all material respects within such 90-day period, but it is reasonably likely that such Breach could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Breach, and the Seller is diligently attempting to effect such correction or cure, then the applicable cure period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days.


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     If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

     (b) Notwithstanding Section 6(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

     (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 6, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

     (d) Except as provided in Section 2(b), this Section 6 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 4(a) and set forth in EXHIBIT C, or in connection with the circumstances described in Section 6(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 6(a) or 6(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement.

     SECTION 7.  CLOSING.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.


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     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by
     Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
     Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

          (vii)  Neither the Underwriting Agreement nor the Certificate
     Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8.  CLOSING DOCUMENTS.

     The Closing Documents shall consist of the following:

     (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

     (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

     (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of Delaware, dated not earlier than 30 days prior to the Closing Date;

     (d) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

     (e) Written opinions of counsel for the Seller, substantially in the form of Exhibits D-3A and D-3B hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

     (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9.  INDEMNIFICATION.

     (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette, or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Seller or the Mortgage Loans contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Prospectus Supplement - The Mortgage Asset Pool", "Risk Factors - The Mortgage Loans" and/or "Description of the Mortgage Asset Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

     For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-37717 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated December 17, 1997, as supplemented by the prospectus supplement dated August 21, 1998 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated August 21, 1998, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters").

     (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

     (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

     SECTION 10.  COSTS.

     Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto in accordance with the Allocation Agreement.

     SECTION 11.  NOTICES.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Lehman Brothers Holdings Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc., at Three World Financial Center, 20th Floor, New York, NY 10288 Attention: Paul Hughson, facsimile no. (212) 526-3746, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

     SECTION 12.  THIRD PARTY BENEFICIARIES.

     Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

     SECTION 13.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
                  DELIVERY.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

     SECTION 14.  SEVERABILITY OF PROVISIONS.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16.  GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17.  FURTHER ASSURANCES.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18.  SUCCESSORS AND ASSIGNS.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

     SECTION 19.  AMENDMENTS.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              LEHMAN BROTHERS HOLDINGS, INC.


                              By: /s/ Mike Mazzei
                                 --------------------------------
                              Name:  Mike Mazzei
                                   ------------------------------
                              Title: Authorized Signatory
                                    -----------------------------



                              GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                              By: /s/ David Lazarus
                                 --------------------------------
                              Name:  David Lazarus
                                   ------------------------------
                              Title: Vice President
                                    -----------------------------

                                      EXHIBIT A

                                MORTGAGE LOAN SCHEDULE

     The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

          (i)    the loan number;

          (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

          (iii) the Mortgage Rate in effect as of the Cut-off Date and whether such Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed-Rate Loan;

          (iv)   the original principal balance;

          (v)    the Cut-off Date Balance;

          (vi) the (A) remaining term to stated maturity (B) with respect to each ARD Loan, the Anticipated Repayment Date and (C) Stated Maturity Date;

          (vii)  the Due Date;

          (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

          (ix) in the case of an Adjustable Rate Mortgage Loan, the (A) Index, (B) Gross Margin, (C) first Mortgage Rate adjustment date following the Cut-off Date and the frequency of Mortgage Rate adjustments, and (D) maximum and minimum lifetime Mortgage Rate, if any;

          (x) whether such Mortgage Loan is an ARD Loan, a Credit Lease Loan or a Defeasance Loan;

          (xi)   the Servicing Fee Rate; and

          (xii)  the Master Servicing Fee Rate.

     The Mortgage Loan Schedule shall also set forth the aggregate Cut-off Date Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

                                      EXHIBIT B

                                  THE MORTGAGE FILE

     The "Mortgage File" shall consist of either (a) with respect to any Mortgage Loan (except any Mortgage Loan subject to a Pass Through Trust Agreement), subject to Section 2(b), collectively the following documents:

          (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle National Bank, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1998-C2, without recourse";

          (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

          (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

          (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;


          (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause
                 (iii) above;

          (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

          (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

          (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

          (ix) the original or a copy of the lender's title insurance policy issued as of the date of the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

          (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and
                 (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

          (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

          (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

          (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof; and

          (xiv) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan; or

     (b) with respect to each Mortgage Loan subject to a Pass Through Trust Agreement, the original pass through certificate representing 100% of the beneficial ownership interest in such Mortgage Loan assigned by the Seller to the Trustee for the benefit of the Certificateholders.

provided that, in the case of either clause (a) or clause (b), whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses (a) (iii), (a) (v),
(a) (vii) and (a) (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                      EXHIBIT C

                     REPRESENTATIONS AND WARRANTIES OF THE SELLER
                       REGARDING THE INDIVIDUAL MORTGAGE LOANS

          With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

          (i) OWNERSHIP OF MORTGAGE LOANS. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan (or, in the case of a Mortgage Loan subject to a Pass Through Trust Agreement, the related Loan Certificate) free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (or Loan Certificate) (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan (or, in the case of a Mortgage Loan subject to a Pass Through Trust Agreement, the related Loan Certificate) to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

          (ii) AUTHORITY TO TRANSFER MORTGAGE LOANS. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

          (iii) MORTGAGE LOAN SCHEDULE. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

          (iv) PAYMENT RECORD. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

          (v) PERMITTED ENCUMBRANCES. The related Mortgage constitutes a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, such lien being subject only to (A) the lien of current real property taxes and assessments not yet due and payable,
(B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"). The Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

          (vi) TITLE INSURANCE. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's actual knowledge, the insurer that issued such Title Policy is qualified to do business in the state in which the related Mortgaged Property is located.

          (vii) NO WAIVERS BY SELLER OF MATERIAL DEFAULTS. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

          (viii) NO OFFSETS, DEFENSES OR COUNTERCLAIMS. There is no valid offset, defense or counterclaim to such Mortgage Loan.

          (ix) CONDITION OF PROPERTY; CONDEMNATION. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

          (x) COMPLIANCE WITH USURY LAWS. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

          (xi) FULL DISBURSEMENT OF MORTGAGE LOAN PROCEEDS. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

          (xii) ENFORCEABILITY. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (xiii) INSURANCE. Except in the case of a Credit Lease Loan that permits the related Tenant to self-insure, all improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable value of the improvements located on such Mortgaged Property, and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance provisions and does not permit reduction in insurance proceeds for depreciation. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, except in the case of a Credit Lease Loan that permits the related Tenant to self-insure, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property comprehensive general liability insurance in amounts generally required by the Seller, and at least six months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

          (xiv) ENVIRONMENTAL CONDITION. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). To the Seller's knowledge, the Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

          (xv) NO CROSS-COLLATERALIZATION WITH OTHER MORTGAGE LOANS. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

          (xvi) WAIVERS AND MODIFICATIONS. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

          (xvii) TAXES AND ASSESSMENTS. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

          (xviii) MORTGAGOR'S INTEREST IN MORTGAGED PROPERTY. Except in the case of four Mortgage Loans as to which the interest of the related Mortgagor in the related Mortgaged Property is in whole or in part a leasehold estate, the interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property.

          (xix) WHOLE LOAN. Except for the Pass Through Loans, each Mortgage Loan is a whole loan and not a participation interest.

          (xx) VALID ASSIGNMENT. The assignment of the related Mortgage referred to in clause (iii) of EXHIBIT B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          (xxi) ESCROWS. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

          (xxii) NO MECHANICS' OR MATERIALMEN'S LIENS. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

          (xxiii) NO MATERIAL ENCROACHMENTS. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

          (xxiv) ORIGINATOR AUTHORIZED. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

          (xxv) NO MATERIAL DEFAULT. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

          (xxvi) INSPECTION. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

          (xxvii) NO EQUITY PARTICIPATION OR CONTINGENT INTEREST. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

          (xxviii) NO ADVANCES OF FUNDS. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

          (xxix) LICENSES, PERMITS, ETC. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated and if a related Mortgaged Property is improved by a skilled nursing, congregate care or assisted living facility, the most recent inspection or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations did not cite such Mortgaged Property for material violations (which shall include only "Level A" (or equivalent) violations in the case of skilled nursing facilities) that had not been cured or as to which a plan of correction had not been submitted to and accepted by such governmental authorities. To the extent such facility participates in Medicaid or Medicare, such facility is in compliance in all material respects with the requirements of such program.

          (xxx) SERVICING. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with customary servicing practices of institutional servicers of mortgage loans such as the Mortgage Loans.

          (xxxi) CUSTOMARY REMEDIES. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          (xxxii) INSURANCE AND CONDEMNATION PROCEEDS. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

          (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a PRO RATA basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

          (xxxiv) LTV AND SIGNIFICANT MODIFICATIONS. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

          (xxxv) CREDIT LEASE LOANS. With respect to each Mortgage Loan that is a Credit Lease Loan;

          (A) To the Seller's knowledge, each credit lease ("Credit Lease") contains customary and enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder;

          (B) To the Seller's knowledge, in reliance on a tenant estoppel certificate and representation made by the tenant under the Credit Lease or representations made by the related borrower under the Mortgage Loan documents, as of the closing date of each Credit Lease Loan (1) each Credit Lease was in full force and effect, and no default by the borrower or the tenant has occurred under the Credit Lease, nor is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of the Credit Lease, (2) none of the terms of the Credit Lease have been impaired, waived, altered or modified in any respect (except as described in the related tenant estoppel), (3) no tenant has been released, in whole or in part, from its obligations under the Credit Leases, (4) there is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Credit Lease, nor will the operation of any of the terms of the Credit Leases, or the exercise of any rights thereunder, render the Credit Lease unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim, and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto, and (5) each Credit Lease has a term ending on or after the final maturity of the related Credit Lease Loan;

          (C) The Mortgaged Property is not subject to any lease other than the related Credit Lease, no Person has any possessory interest in, or right to occupy, the Mortgaged Property except under and pursuant to such Credit Lease and the tenant under the related Credit Lease is in occupancy of the Mortgaged Property;

          (D) The mortgagee is entitled to notice of any event of default from the tenant under Credit Leases;

          (E) Each tenant under a Credit Lease is required to make all rental payments directly to the mortgagee, its successors and assigns under the related Credit Lease Loan;

          (F) Each Credit Lease Loan provides that the related Credit Lease cannot be modified without the consent of the mortgagees under the related Credit Lease Loan;

          (G) Except with respect to the Mortgage Loans listed on Schedule C-1 hereto, the lease payments due under the related Credit Lease, together with any escrow payments held by the Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan;

          (H) Except with respect to Credit Lease Loans listed on Schedule C-1 hereto, the Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant;

          (I) The Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

          (J) Except with respect to Credit Lease Loans listed on Schedule C-1 hereto, the Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to, such Credit Lease;

          (K) Except with respect to Credit Lease Loans listed on Schedule C-1 hereto, the related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and (c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a default by the related Mortgagor under the Credit Lease or due to a casualty or condemnation event, in which case, a lease enhancement policy insures against such risk;

          (L) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

          (M) Except with respect to Credit Lease Loans listed on Schedule C-1 hereto, each property related to a Credit Lease Loan is a separate tax lot;

          (N) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property, or
                 (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant;

          (O) Except with respect to the Mortgage Loans listed on Schedule C-1 hereto, related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

          (P) In connection with the Credit Lease Loans with respect to which a Guaranty exists, the related guarantor guarantees the payment due under the related Credit Lease and such Guaranty, on its face, contains no conditions to such payment;

          (Q) Except with respect to Credit Lease Loans that have the benefit of residual value insurance policies and lease enhancement policies, each such policy has been obtained and with respect to the Credit Leases other than bond-type leases, the required premiums have been paid; and

          (R) The list of lease guarantors listed on Schedule C-1 hereto, is accurate in all material respects.

          (xxxvi) LITIGATION. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          (xxxvii) LEASEHOLD ESTATE. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest") or if the Mortgage Loan is secured in whole or in part by a Ground Lease and a Fee Interest, either (1) the ground lessor's fee interest is subordinated to the lien of the Mortgage or (2) the following apply to such Ground Lease:

          (A) To the actual knowledge of the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

          (B) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

          (C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
                 Date); and, in the event that it is so assigned, it is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or if such consent is required, it cannot be unreasonably withheld);

          (D) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (E) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee under such Mortgage Loan, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

          (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

          (H) Under the terms of such Ground Lease (or an estoppel letter or other agreement) and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds (if they are in excess of a specified amount) as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (I) Except for the reasonable consent of the ground lessor, such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller (although there may be general limitations on the use of the Mortgaged Property);

          (J) Such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the related Mortgagor, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

          (K) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

          (xxxviii) DEED OF TRUST. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

          (xxxix) LIEN RELEASES. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements and the payment of a release price, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

          (xl) JUNIOR LIENS. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding any lien relating to another Mortgage Loan that is cross-collateralized with such Mortgage Loan) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

          (xli) MORTGAGOR BANKRUPTCY. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

          (xlii) DUE ORGANIZATION OF MORTGAGORS. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

          (xliii) DUE-ON-SALE. The Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

          (xliv) SINGLE PURPOSE ENTITY. Except for Mortgage Loans each of which represent less than 2.0% of $2,530,361,727, the Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and (F) holds itself out as a legal entity, separate and apart from any other person.

          (xlv) DEFEASANCE PROVISIONS. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or (B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of August 1, 1998), (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

     It is understood and agreed that the representations and warranties set forth in this EXHIBIT C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                             SCHEDULE C-1 TO EXHIBIT C

                     REPRESENTATIONS AND WARRANTIES EXCEPTIONS


     (vi)  TITLE INSURANCE

           CONTROL NO.   LOAN NUMBER    PROPERTY

           3j            LG980424002J   Boykin
                                        (Doubletree-Omaha)

     (xxii) NO MECHANICS' OR MATERIALMEN'S LIENS

           CONTROL NO.   LOAN NUMBER    PROPERTY            ISSUE

          23             970815023      Livingston Retail   Lien present,
                                        Center              but bonded

     (xiv)  ENVIRONMENTAL CONDITION

            CONTROL NO.       LOAN NUMBER         PROPERTY

            44                980701999           Sam's Wholesale Club
            50                980601999C          Circuit City
            68                980601999D          Circuit City
            72                980601999B          Circuit City
            98                9806019991          Circuit City
            99                980601999F          Circuit City
            110               980601999A          Circuit City
            122               980601999G          Circuit City
            181               980601999H          Circuit City
            221               980601999E          Circuit City

     (xix)       WHOLE LOAN

          The following Mortgage Loans are Pass Through Loans represented by a Loan Certificate.

          CONTROL NO.         LOAN NUMBER         PROPERTY

          50                  980601999C          Circuit City
          68                  980601999D          Circuit City
          72                  980601999B          Circuit City
          98                  980601999I          Circuit City
          99                  980601999F          Circuit City
          110                 980601999A          Circuit City
          122                 980601999G          Circuit City
          181                 980601999H          Circuit City
          221                 980601999E          Circuit City

     (xxxv)      CREDIT LEASE LOANS

          (G)


          CONTROL NO.         LOAN NUMBER         PROPERTY

          143                 971217004           Walgreen
          156                 970924009           Eckerd San Antonio
          171                 970802003           Walgreens - Richmond
          187                 971107007           Walgreen (Dallas)
          245                 971222008           Walgreen's (Westmoreland)
          257                 971030017           Eckerd - Baton Rouge

          (H)

          CONTROL NO.         LOAN NUMBER         PROPERTY

          87                  980204001           Shop 'N Save
                                                  (Hannaford Brothers)
          143                 971217004           Walgreen
          164                 970819000           Walgreens
          171                 970802003           Walgreens - Richmond
          187                 971107007           Walgreen (Dallas)
          244                 980127001           Walgreens (Shawnee)
          245                 971222008           Walgreen's (Westmoreland)
          255                 980212001           Eckerd Pharmacy
                                                  (Corpus Christi)
          351                 970530002           Rite Aid - Walcott
          369                 980127004C          IHOP
          377                 971201019           Southland - Lakecity


          (J)

          CONTROL NO.         LOAN NUMBER         PROPERTY

          44                  980701999           Sam's Wholesale Club
          87                  980204001           Shop 'N Save
                                                  (Hannaford Brothers)
          143                 971217004           Walgreen
          164                 970819000           Walgreens
          171                 970802003           Walgreens - Richmond
          187                 971107007           Walgreen (Dallas)
          245                 971222008           Walgreen's (Westmoreland)

          CONTROL NO.         LOAN NUMBER         PROPERTY

          255                 980212001           Eckerd Pharmacy
                                                  (Corpus Christi)
          377                 971201019           Southland - Lakecity


          (K)

          CONTROL NO.         LOAN NUMBER         PROPERTY

         44                   980701999           Sam's Wholesale Club

          (M)

          CONTROL NO.         LOAN NUMBER         PROPERTY

          257                 971030017           Eckerd - Baton Rouge

          (O)

          CONTROL NO.         LOAN NUMBER         PROPERTY

          44                  980701999           Sam's Wholesale Club
          50                  980601999C          Circuit City
          156                 970924009           Eckerd San Antonio
          171                 970802003           Walgreens - Richmond
          244                 980127001           Walgreens (Shawnee)
          255                 980212001           Eckerd Pharmacy
                                                  (Corpus Christi)
          257                 971030017           Eckerd - Baton Rouge
          377                 971201019           Southland - Lakecity

     (R)

     CONTROL NO.    LOAN NUMBER         PROPERTY             LEASE GUARANTOR
     44             980701999           Sam's Wholesale      Wal-Mart Stores,
                                        Club                 Inc.
     87             980204001           Shop 'N Save         Hanaford Bros. Co.
                                        (Hannaford Brothers)
     143            971217004           Walgreen             Walgreen Co.
     164            970819000           Walgreens            Walgreen Co.
     351            970530002           Rite Aid - Walcott   Rite Aid Corp.
     369            980127004C          IHOP                 IHOP Corp.


(xxxvii)  LEASEHOLD ESTATE

          (B)

          CONTROL NO.         LOAN NUMBER           PROPERTY

          3j                  LG980424002J          Boykin
                                                    (Doubletree - Omaha)

          (C)

          CONTROL NO.         LOAN NUMBER           PROPERTY

          3j                  LG980424002J          Boykin
                                                    (Doubletree - Omaha)

          (E)

          CONTROL NO.         LOAN NUMBER           PROPERTY

          58                  980204038             New Harbour Mall

     (xl) JUNIOR LIENS

          CONTROL NO.         LOAN NUMBER           PROPERTY

          6                   971120012             The Bellevue
          138                 980401012             801 Penn Ave. Dc
          294                 971223029             Willow Creek Apartments

                                     EXHIBIT D-1

                         FORM OF CERTIFICATE OF AN OFFICER OF

                                      THE SELLER

       CERTIFICATE OF OFFICER OF LEHMAN BROTHERS HOLDINGS INC. ("LB HOLDINGS")


     I, _________________, a _________________ of Lehman Brothers Holdings Inc.,
doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc., (the "Seller"), hereby certify as follows:

     The Seller is a corporation duly organized and validly existing under the laws of the State of Delaware.

     Attached hereto as EXHIBIT I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

     Name                     Office                Signature
     ----                     ------                ---------





     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of August 21, 1998 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of August _ __, 1998.


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


     I, [name], [title], hereby certify that ________________ is a duly elected or appointed, as the case may be, qualified and acting ______________ of the Seller and that the signature appearing above is [his] genuine signature.


     IN WITNESS WHEREOF, the undersigned has executed this certificate as of August _ __, 1998.


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                                     EXHIBIT D-2

                          FORM OF CERTIFICATE OF THE SELLER

                    CERTIFICATE OF LEHMAN BROTHERS HOLDINGS, INC.


     In connection with the execution and delivery by Lehman Brothers Holdings, Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc., (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of August 21, 1998 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this ___th day of August, 1998.


                              LEHMAN BROTHERS HOLDINGS INC.


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                                     EXHIBIT D-3A

                     FORM OF OPINION I OF COUNSEL TO THE SELLER

August [__], 1998

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Lehman Brothers Inc.

Deutsche Bank Securities Inc.

Fitch IBCA Inc.

Moody's Investors Service, Inc.

Standard & Poor's Ratings Service

LaSalle National Bank


Re:  GMAC Commercial Mortgage Securities, Inc.,
     Mortgage Pass-Through Certificates, Series 1998-C2
     --------------------------------------------------

Ladies and Gentlemen:

     I have acted as counsel to Lehman Brothers Holdings Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc. ("Lehman"). GMAC Commercial Mortgage Securities, Inc. will acquire certain mortgage loans from Lehman pursuant to the Mortgage Loan Purchase Agreement, dated as of August 21, 1998 (the "Mortgage Loan Purchase Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Mortgage Loan Purchase Agreement.

     You have asked for my opinion regarding the due authorization of Lehman to enter into the Mortgage Loan Purchase Agreement.

     As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of Lehman in the Mortgage Loan Purchase Agreement, (ii) relevant resolutions of the Board of Directors of Lehman, (iii) certificates of responsible officers of Lehman and
(iv) certificates of public officials.

     In this connection, I have examined or have caused to be examined on my behalf, a copy of the Mortgage Loan Purchase Agreement and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

     I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of Lehman, records of proceedings taken by Lehman, and such other corporate documents and records of Lehman, and have made such other investigations as I have deemed relevant or necessary for the purpose of this action. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of Lehman), the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified, conformed or reproduction copies.

     On the basis of and subject to the foregoing, it is my opinion that:

     (1) Lehman is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to transact the business contemplated by the Mortgage Loan Purchase Agreement, and it has the requisite corporate power and authority to execute and deliver the Mortgage Loan Purchase Agreement and to perform and observe the terms and conditions thereof.

     (2) The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by Lehman.

     (3) The execution, delivery and performance by Lehman of the Mortgage Loan Purchase Agreement will not conflict with, result in a breach of, or constitute a default under any material term of Lehman's certificate of incorporation by bylaws, any term or provision of any material contract, agreement or other instrument known to me to which Lehman is a party or by which it is bound, or, to the best of my knowledge without independent investigation, any order, judgment, writ, injunction or decree known to me of any court or governmental authority having jurisdiction over Lehman.

     (4) The Mortgage Loan Purchase Agreement constitutes, assuming due authorization, execution and delivery by the other party thereto, the valid and binding obligation of Lehman enforceable against Lehman in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, (b) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (c) limitations of public policy under applicable securities laws as to rights of indemnity thereunder.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                   Very truly yours,

                                     EXHIBIT D-3B

                    FORM OF OPINION  II OF COUNSEL TO THE SELLER

August       , 1998



Lehman Brothers Inc.
Three World Financial Center
20th Floor
New York, NY 10288

GMAC Commercial Mortgage Securities, Inc.
650 Dresher Road
Horsham, PA 19044-8015

Deutsche Bank Securities, Inc.
31 West 52nd Street
New York, NY 10019


     Re: GMAC Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 1998-C2
          --------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Lehman Brothers Holdings Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc. (the "Lehman Seller"), in connection with certain aspects of the sale by the Lehman Seller, and the purchase by GMAC Commercial Mortgage Securities, Inc. (the "Depositor"), of certain multifamily and commercial mortgage loans (the "Mortgage Loans") pursuant to a Mortgage Loan Purchase Agreement dated as of August 21, 1998 (the "Mortgage Loan Purchase Agreement") between the Lehman Seller and the Depositor, and further in connection with the preparation and review of the sections entitled "Summary of Prospectus Supplement - The Mortgage Asset Pool", "Risk Factors - The Mortgage Loans", "Description of the Mortgage Asset Pool", and Annex A (collectively the "Specified Sections") of the Prospectus Supplement dated August 21, 1998 (the "Prospectus Supplement") to the Depositor's Prospectus dated December 17, 1997 (the "Base Prospectus"; the Prospectus Supplement and the Base Prospectus are collectively referred to herein as the "Prospectus"). Capitalized terms used but not defined herein have the same respective meanings that such terms have in the Mortgage Loan Purchase Agreement (and, if not defined therein, then in the Prospectus).

     For the purposes of this letter, we have examined originals or copies, certified or otherwise authenticated to our satisfaction, of the Prospectus, the Mortgage Loan Purchase Agreement and other such documents and records as we have deemed relevant or necessary as the basis for the views expressed in this letter. We have obtained such certificates from and made such inquiries of officers and other representatives of the Lehman Seller as we have deemed relevant or necessary as the basis of the views expressed in this letter. We have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the views expressed in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Mortgage Loan Purchase Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures and the authenticity of all documents submitted to us as originals, (iv) the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies, (v) the due authorization by all necessary action, and the due execution and delivery, of the Mortgage Loan Purchase Agreement by the parties thereto and the constitution of the Mortgage Loan Purchase Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms,
(vi) compliance with the Mortgage Loan Purchase Agreement y the parties thereto,
(vii) the conformity, to the requirements of the Mortgage Loan Purchase Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee in respect of the Mortgage Loans by, on behalf of or at the direction of the Lehman Seller and the Depositor, (viii) the absence of any agreement that supplements or otherwise modifies the agreements expressed in the Mortgage Loan Purchase Agreement, and (ix) the conformity of the text of each document filed with the Securities Exchange Commission through the EDGAR system to the printed document reviewed by us. In rendering this letter, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     In the course of acting as special counsel to the Lehman Seller with respect to the matters discussed in the first paragraph of this letter, we have generally reviewed and discussed with certain officers and other representatives of the Lehman Seller and its affiliates, as well as with counsel and certain officers and other representatives of the Lehman seller and its affiliates, as well as with counsel and certain officers and other representatives of the Depositor, the following items: (i) the Specified Sections; (ii) certain loan summaries prepared by the Lehman Seller with respect to Mortgage Loans with Cut-off Date Balances in excess of $10,000,000; (iii) certain summaries relating to environmental matters in respect of select Mortgaged Properties, which Mortgaged Properties were chosen by the Lehman Seller based on the nature of such environmental matters; and (iv) the opinion of Christopher Epes, Esq., internal counsel for the Lehman Seller. In addition to the foregoing, we acted as special counsel to the Lehman Seller in connection with the origination of the South Towne Loan and, in such capacity, were actively involved in the preparation and negotiation of the related loan documents. While we have not otherwise made any independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Specified Sections, on the basis of the foregoing, nothing has come to our attention that causes us to believe that the Specified Sections, as of the date of the Prospectus Supplement or as of the date hereof, insofar as the information therein relates to the Mortgage Loans and the Lehman Seller, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, except that we make no statement as to any accounting, financial or statistical data or other information of that nature contained in or omitted from the Specified
Sections. In that connection, we advise you that we have, as to materiality, relied to the extent we deemed appropriate, upon the judgment of officers and other representatives of the Lehman Seller and its affiliates. In addition, in that connection, we call to your attention that, with your knowledge and consent, we have not, except as described above, examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans.  When used in this letter, the term "attention" or any other word or phrase of similar import means the conscious awareness of facts or other information of
attorneys who are currently practicing law with                           and
have been actively involved in representing the Lehman Seller in connection with the transactions referred to herein.

     The statements set forth herein are being made to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the views or belief expressed herein. This letter is being delivered solely for the benefit of the persons to which it is addressed and may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                   Very truly yours,